Listing Report:Supplement No. 53 dated May 16, 2011 to Prospectus dated Apr 14, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 14, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 14, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 500810
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$2,100	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$106.94

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1991	Debt/Income ratio:	34%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 13	Length of status:	18y 0m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,171	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Bankcard utilization:	70%
		Homeownership:	Yes
Screen name:	rfamily	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	45 ( 100% )	660-679 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	0 ( 0% )	600-619 (Mar-2010) 600-619 (Feb-2010) 600-619 (Mar-2008) 640-659 (May-2007)
Principal balance:	$1,827.97	31+ days late:	0 ( 0% )
Total payments billed:	45
Description
Lower last Prosper Loan Rate
Purpose of loan: Lower previous Prosper Loan rate from 35% to 17%, $1,775 outstanding. In addition, pay off closed Macy's and Home Depot wioth Bal of $946 and $880.

I have had a clean Propser loan repayment history for 3 loans totaling over 48 months.

Would provide more funds to dedicate to pay off debt with a favorable interest rate of 17% vs. payoffs of

Prosper 35%
Home Depot 21.9%
Macy 22.9%
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 503552
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$15,000	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$534.72

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1999	Debt/Income ratio:	54%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	10y 9m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$6,010	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	28%
		Homeownership:	No
Screen name:	well-rounded-leverage3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	700-719 (Latest)
Principal borrowed:	$5,000.00	< 31 days late:	0 ( 0% )	700-719 (Jun-2010) 740-759 (Apr-2010)
Principal balance:	$3,746.24	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Debt Consolidation
Monthly net income: 1800
Housing: 200.00 $
Insurance:56.00 $
Car expenses: 120.00
Utilities:80.00
Phone, cable, internet: 300.00
Food, entertainment: $125.00
Clothing, household expenses: 75.00
Credit cards and other loans: 559.00 ( This will be absorbed by the new loan)

I have one credit card at $4600
One lending club loan at $5100
Another prosper loan at $3800.00

Payment for credit card is 124.00 minimum
Payment for lending club is 301.04 per month
Payment for prosper is 159.00 per month

I have been employed with city government for 11 years and have a union contract with number one in seniority. I would like to become debt free in three years due to medical bills and dental bills I had to rely on credit cards to avoid bankruptcy.

I have been paying on lending club for almost 2 years out of a 3 year loan with no missed payments

Prosper I have been paying almost one year with no missed payments

Thank you
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 503756
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,750.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$10,325	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$525.80

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-2004	Debt/Income ratio:	61%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	3y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,285	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	16%
		Homeownership:	No
Screen name:	yield-zoomer	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	720-739 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	680-699 (Apr-2011) 740-759 (Jun-2010) 660-679 (Oct-2009)
Principal balance:	$2,431.19	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Getting married this year!
I will be using this loan to pay off a Visa credit card and my last student loan. The rest of the money is going to help pay for our wedding and our honeymoon to the Atlantis Resort in the Bahamas!
I am a great candidate for this loan because I have always paid my bills early and have never missed a loan/credit card payment. I pride myself in keeping a good credit profile. I have a small Prosper loan out right now that I have been overpaying on for nearly a year now.
My fiancee and I both have great steady jobs (I am a casino dealer and she is a registered nurse) and our bills are very manageable. We have no children. She pays the mortgage ($950) and I take care of my car loan, insurance, cell phone, and groceries/utilities ($800). Our Gross Income combined is around $7500 a month and our Net Income is about $5500 a month so fitting this loan into our monthly bills will be no problem whatsoever!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504618
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$239.52

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Nov-1990	Debt/Income ratio:	22%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 5	Length of status:	1y 2m
Amount delinquent:	$19	Total credit lines:	65	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$511	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	14	Bankcard utilization:	58%
		Homeownership:	No
Screen name:	velocity-surge8	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My personal loan
Purpose of loan:
This loan will be used to pay off all my payday loans so that I can have one affordable monthly payment.
My financial situation:
I am a good candidate for this loan because with this loan I will be able to pay off my high interest loans and have an affordable monthly payment. I know that I have made some errors in judgement, but am now working hard to correct these errors. With your help, I know I will be able to get my life back on the right track.

Monthly net income: $ 2700
Monthly expenses: $
Housing: $ 600
Insurance: $ 36
Car expenses: $ 120
Utilities: $ 170
Phone, cable, internet: $ 90
Food, entertainment: $ 300
Clothing, household expenses: $ 100
Credit cards and other loans: $ 600
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505814
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1998	Debt/Income ratio:	56%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 3m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,446	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	73%
		Homeownership:	No
Screen name:	igloo570	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Cosolidation
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506830
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,550	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$283.07

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-2004	Debt/Income ratio:	29%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 12	Length of status:	3y 10m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$11,021	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	newest-deal-casserole	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan for debt
Purpose of loan:
This loan will be used to...consolidate debt and pay one monthly installment.

My financial situation:
I am a good candidate for this loan because...I have never been late with any of my payments, I understand my credit and I want to use this as a way to reduce my debt. I have a steady job and I can afford the monthly payment.

Monthly net income: $ 4,000
Monthly expenses: $ 285
Housing: $ 0
Insurance: $95
Car expenses: $ 376
Utilities: $ 0
Phone, cable, internet: $ 0
Food, entertainment: $ 50
Clothing, household expenses: $ 40
Credit cards and other loans: $ 180
Other expenses: $ 75
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506848
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$8,400	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$415.93

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Apr-1995	Debt/Income ratio:	22%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	0y 5m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$29,626	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	66%
		Homeownership:	Yes
Screen name:	gain-pal	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Considation
Purpose of loan: Debt consolidation
This loan will be used to...

My financial situation: Excellent
I am a good candidate for this loan because... I have never once missed a payment on any financial obligations. Only 30 days late once in my life because of a misplace bill.

Monthly net income: $10,000.00 with spouse
Monthly expenses: $
Housing: $2,400.00
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans:
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506872
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1989	Debt/Income ratio:	24%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	11 / 11	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	63	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,854	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	advocator2	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Taking Care of Mom
Purpose of loan:
This loan will be used to...consolidate debt i incurred while caring for Mom.

My financial situation:
I am a good candidate for this loan because...i have a job, and will pay off loan quickly without default.

Monthly net income: $2000
Monthly expenses: $1000
Housing: $0
Insurance: $100
Car expenses: $200
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $300
Clothing, household expenses: $
Credit cards and other loans: $400
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506878
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,700.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,590	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$155.03

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1992	Debt/Income ratio:	67%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	13 / 7	Length of status:	4y 4m
Amount delinquent:	$4,386	Total credit lines:	62	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,476	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Bankcard utilization:	73%
		Homeownership:	Yes
Screen name:	emeraldpassportway	Borrower's state:	Michigan	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	7 ( 22% )	640-659 (Latest)
Principal borrowed:	$2,200.00	< 31 days late:	22 ( 69% )	620-639 (Oct-2007) 560-579 (Jun-2007) 580-599 (Feb-2007)
Principal balance:	$0.00	31+ days late:	3 ( 9% )
Total payments billed:	32
Description
Extra Help
We are responsible, professional people who have had a temporary reduction in our income. We are trying to be proactive so we do not fall behind on our financial obligations. We have used Prosper before and it worked out very well for our family. Thank you so much for your consideration!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506884
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1999	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	3	Current / open credit lines:	4 / 4	Length of status:	3y 3m
Amount delinquent:	$2,458	Total credit lines:	21	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$226	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	truth-orbiter3	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
jackiet
Purpose of loan:
This loan will be used to...Consoildate higher interest loans. So I can get them paid off and be able to get ahead.

My financial situation:
I am a good candidate for this loan because... I don't have alot of expenses so I should have no problem making payments and may be able to pay extra along. I just made the mistake of getting payday loans, with high interest and not enough time to pay them back when I had major expenses a couple years ago. Interest is eating me up.

Monthly net income: $1500.00
Monthly expenses: $
Housing: $350.00
Insurance: $150.00
Car expenses: $100.00
Utilities: $0
Phone, cable, internet: $75.00
Food, entertainment: $100.00
Clothing, household expenses: $50.00
Credit cards and other loans: $0
Other expenses: $125.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506890
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$5,000	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$190.93

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-2003	Debt/Income ratio:	Not calculated
Credit score:	620-639 (May-2011)	Inquiries last 6m:	0	Employment status:	Not employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	13	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,971
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	No
Screen name:	yanatuki13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	30 ( 88% )	620-639 (Latest)
Principal borrowed:	$7,500.00	< 31 days late:	4 ( 12% )	620-639 (Jun-2008) 620-639 (May-2008)
Principal balance:	$510.09	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
disabled and stay homemom
Purpose of loan:
This loan will be used to...pay off some hospital bill, and to have money handy for diaper,wioes ect for my baby.

My financial situation:
I am a good candidate for this loan because..I'm about to finish paying off a loan I ask for here at prosper, I always payed on time , im very responsible.
..im currently a stay at home wife,disabled taking care of my 1 year old baby girl, but my husband is the one with a job. we are very responsible family.

Monthly net income: $ 2900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506896
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$4,000	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-2001	Debt/Income ratio:	23%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 2	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	industrious-deal4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
KG44105
Purpose of loan: PERSONAL
This loan will be used to...PAYOFF SOME DEBT

My financial situation: STRUGGLING
I am a good candidate for this loan because...I ALWAYS MAKE MY PAYMENTS ON TIME.

Monthly net income: $2000
Monthly expenses: $650
Housing: $0
Insurance: $130
Car expenses: $50
Utilities: $50.00
Phone, cable, internet: $0
Food, entertainment: $25
Clothing, household expenses: $0
Credit cards and other loans: $219
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506916
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2006	Debt/Income ratio:	638%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	3y 9m
Amount delinquent:	$0	Total credit lines:	5	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,516	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	No
Screen name:	innocent-loot7	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
personal loan
Purpose of loan: debt consolidation
This loan will be used to... pay charge cards an personal use

My financial situation: in debt
I am a good candidate for this loan because... i always pay my bills on time

Monthly net income: $ 713.24
Monthly expenses: $
Renting: $629.00
Car Insurance: $88.00
Car expenses: $239.75
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506928
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1987	Debt/Income ratio:	14%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	16 / 12	Length of status:	2y 9m
Amount delinquent:	$511	Total credit lines:	45	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,098	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Bankcard utilization:	46%
		Homeownership:	Yes
Screen name:	eloquent-order	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Design2011
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $5800
Monthly expenses: $
Housing: $2600
Insurance: $175
Car expenses: $100
Utilities: $210
Phone, cable, internet: $100
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $1000
Other expenses: $100
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506934
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,150	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$188.55

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1998	Debt/Income ratio:	23%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	0y 7m
Amount delinquent:	$516	Total credit lines:	23	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,937	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	wedplanner08	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	10 ( 100% )	680-699 (Latest)
Principal borrowed:	$6,500.00	< 31 days late:	0 ( 0% )	680-699 (May-2010) 680-699 (Sep-2009) 640-659 (Mar-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	10
Description
Car Repairs & Debt Reduction
Purpose of loan: Car repairs and debt reduction
This loan will be used to... get some mechanically repairs to my car done and to pay down some other outstanding debt with higher interest rates.

My financial situation:
I am a good candidate for this loan because...I've had a previous loan through Prosper which I paid off ahead to schedule. I am rebounding from being laid off and have done my best to pay all my obiligations. And, I do admitt that I haven't always made payments on time, which is why I prefer to use pre-authorized withdrawals to make payments.

Monthly net income: $3,512
Monthly expenses: $
Housing: $1,300
Insurance: $160
Car expenses: $250
Utilities: $150
Phone, cable, internet: $250
Food, entertainment: $300
Clothing, household expenses: $150
Credit cards and other loans: $440
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506976
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	May-1994	Debt/Income ratio:	45%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 5	Length of status:	6y 5m
Amount delinquent:	$0	Total credit lines:	11	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	10	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	GMmom	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: to pay off smaller loans obtained due to unexpected repairs.
This loan will be used to help to rebuild credit by paying off smaller loans & help me be able to put money in savings.

My financial situation: I am able to pay all bills without a problem but I would like to be saving and investing, not just living for the moment.
I am a good candidate for this loan because I am looking forward to a better future for me and my family and I have learned financial lessons the hard way in the past.

Monthly net income: $ 2472
Monthly expenses: $
Housing: husband pays
Insurance: $ 113
Car expenses: $ 404
Utilities: $ 250
Phone, cable, internet: $ 200
Food, entertainment: $ 800
Clothing, household expenses: $ 200
Credit cards and other loans: $ 392 (loans I wish to consolidate)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506988
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$2,000	Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$76.37

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1985	Debt/Income ratio:	17%
Credit score:	600-619 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	5 / 6	Length of status:	0y 5m
Amount delinquent:	$209	Total credit lines:	28	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,735	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Bankcard utilization:	91%
		Homeownership:	No
Screen name:	sdjagf	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	25 ( 68% )	600-619 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	5 ( 14% )	660-679 (Jul-2009) 620-639 (Mar-2008)
Principal balance:	$0.00	31+ days late:	7 ( 19% )
Total payments billed:	37
Description
Taxes, wedding, pay bill
Purpose of loan:
This loan will be used to...Pay off a small bill, taxes, expenses for son's upcoming wedding.

My financial situation: Although I have only been employed at my current job since Dec I have maintained steady employment. I was displaced and managed to secure temp employment until I found my present position. I have had some slow pay but I always get things paid and we are striving to improve.
I am a good candidate for this loan because...We are good, hardworking people. It is important to us to improve our credit score and pay our debts timely.
Debts are paid by both myself and my husband.

Monthly net income: $ 1750.
Monthly expenses: $
Housing: $1100.
Insurance: $ 200.
Car expenses: $150.
Utilities: $250.
Phone, cable, internet: $200.
Food, entertainment: $900.
Clothing, household expenses: $100.
Credit cards and other loans: $900.
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506994
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1997	Debt/Income ratio:	32%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 9	Length of status:	2y 11m
Amount delinquent:	$0	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,503	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	No
Screen name:	witty-agreement3	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation 2011
Purpose of loan:
Consolidate Debt down to 1 monthly payment

My financial situation:
I am a good candidate for this loan because...I have a history of excellent credit. I'm determined to keep my good credit. I have no late payments

Monthly net income: $ 2800
Monthly expenses: $ 400 (fuel)
Housing: $465
Insurance: $
Car expenses: $900 yr (2008 car with limited miles, routine maintainence)
Utilities: $ 65 month
Phone, cable, internet: $ 55 month
Food, entertainment: $ 250 month
Clothing, household expenses: $ 100 month
Credit cards and other loans: $ Currently at $400 per month but will consolidate away
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Oct-1985	Debt/Income ratio:	24%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	2	Current / open credit lines:	2 / 2	Length of status:	0y 4m
Amount delinquent:	$5,280	Total credit lines:	8	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,704	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	kind-impeccable-market	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
business loan
Purpose of loan:
This loan will be used to...cover a business debt

My financial situation: key bank
I am a good candidate for this loan because...will be paid in 90 days

Monthly net income: $1339
Monthly expenses: $400
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $95
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$24,500.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,150	Estimated loss*:	2.60%
Term:	60 months

Lender yield:	10.29%	Borrower rate/APR:	11.29% / 12.63%	Monthly payment:	$536.24

Lender servicing fee:	1.00%	Effective Yield*:	10.26%
		Estimated return*:	7.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1983	Debt/Income ratio:	11%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 7	Length of status:	20y 6m
Amount delinquent:	$0	Total credit lines:	24	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$51,907	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	TechExplorer	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,000.00	< 31 days late:	0 ( 0% )	740-759 (Nov-2010)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	3
Description
Home Improvement Loan
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I plan to complete some home improvements i have started,
and down size and sell home in the future.Take the proceeds and pay off all debts that remain.
I also plan to pay off of this loan early, as i have done so in the past.
My financial situation is good and and will improve in short order.
I appreciate the opportunity this loan allows me !
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507068
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-2005	Debt/Income ratio:	39%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 10	Length of status:	5y 0m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,445	Stated income:	$1-$24,999
Delinquencies in last 7y:	3	Bankcard utilization:	45%
		Homeownership:	No
Screen name:	crusader37	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...

My financial situation: 310 in credit cards monthly
I am a good candidate for this loan because...

Monthly net income: $900.00
Monthly expenses: $700.00
Housing: $0.0
Insurance: $89.00
Car expenses: $350.00
Utilities: $0.0
Phone, cable, internet: $116.00
Food, entertainment: $60.00
Clothing, household expenses: $20.00
Credit cards and other loans: $310.00
Other expenses: $
0.0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Dec-1996	Debt/Income ratio:	49%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	1y 2m
Amount delinquent:	$0	Total credit lines:	13	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,082	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	98%
		Homeownership:	No
Screen name:	bid-casserole5	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
debt consolidation
Purpose of loan: debt consolidation
This loan will be used to...

My financial situation: wells fargo
I am a good candidate for this loan because...I am trying to be responsibile and pay my debts rather than default on them

Monthly net income: $ 2200
Monthly expenses: $1684
Housing: $450.00
Insurance: $108.00
Car expenses: $354.00
Utilities: $60.00
Phone, cable, internet: $90.00
Food, entertainment: $100.00
Clothing, household expenses: $0
Credit cards and other loans: $550
Other expenses: $80
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$267.36

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jun-1991	Debt/Income ratio:	13%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 6	Length of status:	10y 8m
Amount delinquent:	$1,935	Total credit lines:	39	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	mikeges	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 93% )	740-759 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 7% )	660-679 (Jan-2010) 680-699 (Dec-2009) 640-659 (Aug-2008)
Principal balance:	$982.01	31+ days late:	0 ( 0% )
Total payments billed:	14
Description
debt consolidation
Purpose of loan: i will need to consolidate debts. I would like to pay off my mortgage. I have paid my other loans off and i hate to borrow more but this will help me pay off my lat dedt and help me to sell my home.
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...i have recently paid off my loans and built my credit bck up

Monthly net income: $3880.00
Monthly expenses: $1802.00
Housing: $842
Insurance: $95
Car expenses: $100
Utilities: $95
Phone, cable, internet: $135
Food, entertainment: $50
Clothing, household expenses: $150
Credit cards and other loans: $335
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506577
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1996	Debt/Income ratio:	35%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 9	Length of status:	22y 8m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$105,530	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	8	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	value-tiger	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home repair
Purpose of loan:
This loan will be used to...replace roof shingles and other unforeseen needed repairs.

My financial situation: is not bad but during my home repair project i had some unforeseen needed repairs that drove me well over my aloted budget.
I am a good candidate for this loan because...I am reliable and responsible with a steady income in the military and a wife that works full time. However I do have delinquence on my credit due to creditor not being able to contact me due to wrong address during one of my deployment.

Monthly net income: $6692
Monthly expenses: $4334
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506809
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	6.10%
Term:	36 months

Lender yield:	15.99%	Borrower rate/APR:	16.99% / 20.32%	Monthly payment:	$338.65

Lender servicing fee:	1.00%	Effective Yield*:	15.63%
		Estimated return*:	9.53%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jul-1985	Debt/Income ratio:	45%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 13	Length of status:	29y 3m
Amount delinquent:	$0	Total credit lines:	64	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$178,440	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	85%
		Homeownership:	Yes
Screen name:	investinFla	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	9 ( 100% )	680-699 (Latest)
Principal borrowed:	$5,500.00	< 31 days late:	0 ( 0% )	700-719 (Jul-2010)
Principal balance:	$4,386.51	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
2nd P-Loan
Purpose of loan:
This loan will be used to pay off several small ccard balances/boat repairs.

My financial situation:
I am a good candidate for this loan because as you can see I have NEVER been late on a payment and never defaulted on a loan.

Monthly net income: 7384
Monthly expenses: 5459
Housing: 1664
Insurance: 140
Car expenses: 60 est.
Utilities: 0 (included in rent)
Phone, cable, internet: 74
Food, entertainment: 300 est.
Clothing, household expenses: 75 est.
Credit cards and other loans: 2700
Other expenses: 646
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506811
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,300.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$2,310	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$114.38

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Nov-1972	Debt/Income ratio:	18%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	37	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,870	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	39%
		Homeownership:	No
Screen name:	the-unassailable-wealth	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
My loan for an auto purchase
Purpose of loan:
This loan will be used to...purchase motorcylce 3-wheeler

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3661.00
Monthly expenses: $2050.00
Housing: $1100.00
Insurance: $200.00
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $300.00
Clothing, household expenses: 50.00
Credit cards and other loans: $300.00
Other expenses: $
My phone,cable, internet, utilities, are included in my housing amt.
I recently completed a three year lease on an automobile, so no car at present. Our home will be paid off within the next year.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506815
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$201.43

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jan-1994	Debt/Income ratio:	28%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 7	Length of status:	14y 5m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$12,263	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	61%
		Homeownership:	Yes
Screen name:	value-voyager5	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506821
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$17,500	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	9.40%	Borrower rate/APR:	10.40% / 12.51%	Monthly payment:	$811.38

Lender servicing fee:	1.00%	Effective Yield*:	9.37%
		Estimated return*:	5.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Mar-1986	Debt/Income ratio:	64%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,156	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	No
Screen name:	social-journey0	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Destino Loan
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506845
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$5,250	Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Nov-1997	Debt/Income ratio:	21%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	18 / 14	Length of status:	7y 5m
Amount delinquent:	$888	Total credit lines:	24	Occupation:	Nurse's Aide
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,558	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	3	Bankcard utilization:	66%
		Homeownership:	No
Screen name:	nimble-dime017	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ms.
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $6000
Monthly expenses: $
Housing: $550
Insurance113
Car expenses: $279
Utilities: $54
Phone, cable, internet: $155
Food, entertainment: $200
Clothing, household expenses: $0
Credit cards and other loans: $350
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506851
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$293.30

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-1999	Debt/Income ratio:	66%
Credit score:	620-639 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	23 / 17	Length of status:	6y 4m
Amount delinquent:	$602	Total credit lines:	34	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,437	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	yahoo13180	Borrower's state:	WestVirginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	43 ( 83% )	620-639 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	1 ( 2% )	640-659 (Sep-2009) 640-659 (Aug-2009) 640-659 (Jul-2009) 600-619 (May-2008)
Principal balance:	$2,881.99	31+ days late:	8 ( 15% )
Total payments billed:	52
Description
Remodeling for new baby!
Purpose of loan:
This loan is need to make improvements on my home to make room for my second son!

My financial situation:
I am an excellent candidate for a loan because I was raised using good American family values, including that pay your debts and I have a track record of repaying mine. Though this is a loan, it will only improve my financial situation by providing capital improvements on my home. I am a firm believer in creating a monthly budget and sticking to it, therefore, I am certain that I can afford the monthly payments for this loan. Additionally, I am requesting $1,000 more than I need in order to provide a monetary buffer.

Monthly net income: $7,000 (household)
Monthly expenses: $
Housing: $700 (we own)
Insurance: $300
Car expenses: $450
Utilities: $300
Phone, cable, internet: $200
Food, entertainment: $400
Clothing, household expenses: $1500
Credit cards and other loans: $3900
Other expenses: $100 (mostly business related)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506859
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$13,000	Estimated loss*:	5.95%
Term:	60 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 19.42%	Monthly payment:	$330.04

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-1999	Debt/Income ratio:	13%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 15	Length of status:	1y 10m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Pharmacist
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,255	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	point-investor0	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...replace siding and deck

My financial situation:
I am a good candidate for this loan because...I have had good standing with all current and past loans, am capable of repayment within the terms selected and hold a solid credible job

Monthly net income: $116,000.00
Monthly expenses: $Below
Housing: $1700.00
Insurance: $54.00
Car expenses: $20.00
Utilities: $150.00
Phone, cable, internet: $110.00
Food, entertainment: $300.00
Clothing, household expenses: $100.00
Credit cards and other loans: $1,500.00
Other expenses: $400.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506863
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$13,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$9,100	Estimated loss*:	10.00%
Term:	60 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 27.32%	Monthly payment:	$381.49

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	13.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jul-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	1y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,650	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	grandsank	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	680-699 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	600-619 (Mar-2008) 640-659 (Jan-2008) 660-679 (May-2007) 640-659 (Aug-2006)
Principal balance:	$0.87	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
greater cincinnati taxi
Purpose of loan: buy a car to lease as a taxi
This loan will be used to...buy a car

My financial situation: fair
I am a good candidate for this loan because... i pay on time my loan

Monthly net income: $3588
Monthly expenses: $
Housing: $615
Insurance: $110
Car expenses: $100
Utilities: $75
Phone, cable, internet: $120
Food, entertainment: $400
Clothing, household expenses: $100
Credit cards and other loans: $120
Other expenses: $
50
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506869
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$209.50

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Mar-1983	Debt/Income ratio:	65%
Credit score:	600-619 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	18 / 18	Length of status:	8y 2m
Amount delinquent:	$331	Total credit lines:	41	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$53,358	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	lasermannm	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	70 ( 100% )	600-619 (Latest)
Principal borrowed:	$12,500.00	< 31 days late:	0 ( 0% )	640-659 (Apr-2008) 620-639 (Jan-2008) 620-639 (Nov-2007) 600-619 (Dec-2006)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	70
Description
Medical Payments
Purpose of loan:
This loan will be used to pay off medical expenses not covered by my insurance. I have a rare auto-immune disorder and a recent drug therapy treatment has drained my savings and left me cash strapped. I owe a balance of $2100 on 1 statement and over $500 on a second statement. I am scheduled for a additional treatment in August and would like to borrow enough to cover the expenses and start paying the loan back immediately.

My financial situation:
I am a good candidate for this loan because I have and will continue to pay all debts owed by me or my family members. My past history with Prosper shows I have paid all loans in full and on time.

Monthly net income: $6450
Monthly expenses: $5915
Housing: $1500
Insurance: $250
Car expenses: $495
Utilities: $350
Phone, cable, internet: $220
Food, entertainment: $600
Clothing, household expenses: $300
Credit cards and other loans: $1800
Other expenses: $400
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506881
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$5,000.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$3,500	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$209.50

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1993	Debt/Income ratio:	57%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	17 / 17	Length of status:	4y 1m
Amount delinquent:	$0	Total credit lines:	42	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$53,945	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	56%
		Homeownership:	Yes
Screen name:	dfaulkner	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	42 ( 89% )	720-739 (Latest)
Principal borrowed:	$10,001.00	< 31 days late:	5 ( 11% )	720-739 (Dec-2010) 760-779 (Aug-2009) 780-799 (Oct-2008) 760-779 (Sep-2008)
Principal balance:	$993.67	31+ days late:	0 ( 0% )
Total payments billed:	47
Description
2011 Wildcats Season
Purpose of loan: Business Operational Expenses
This loan will be used to provide initial dollars needed to acquire permits and marketing expenses associated with the business prior to opening season.

My financial situation: My financial situation is good. I have never claimed bankrupcy and neither is my home in jeopardy. I and my wife are currently employed full time and I work part-time and generate additional income on the side.

I am a good candidate for this loan because I have never defaulted on my loans. I have paid all my debts and have no concerns of ever doing so. I recently took out a 2000.00 loan and repaid it in a matter of months.

Monthly net income: $6500
Monthly expenses: $
Housing: $1900
Insurance: $190
Car expenses: $775
Utilities: $190
Phone, cable, internet: $150
Food, entertainment: $100
Clothing, household expenses: $100
Credit cards and other loans: $1190
Other expenses: $900
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506901
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Dec-1994	Debt/Income ratio:	21%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 7	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	20	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$162,410	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	Yes
Screen name:	unbelievable-wampum267	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Wonderful Opportunity
Purpose of loan: Eliminate debt
This loan will be used to...Pay off my car payment and line of credit

My financial situation:
I am a good candidate for this loan because...I'm a business professional with a stable (albeit newer) job for a very stable non profit organization. I've been in the same industry (IT) for over 15 years holding at least a director level position for the 8 years. I'm very organized, especially with my finances and have already developed a payment schedule and will create a direct deposit via my bi-weekly pay in order to pay this loan back. Thank you for your consideration.

Monthly net income: $7,100
Monthly expenses: $
Housing: $2,200
Insurance: $112
Car expenses: $387
Utilities: $300
Phone, cable, internet: $150
Food, entertainment: $450
Clothing, household expenses: $125
Credit cards and other loans: $1500
Other expenses: $120
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,500.00	Prosper Rating:	C	Listing Duration:	14 days
Minimum Amount to Fund:	$6,650	Estimated loss*:	6.10%
Term:	60 months

Lender yield:	18.99%	Borrower rate/APR:	19.99% / 22.21%	Monthly payment:	$251.64

Lender servicing fee:	1.00%	Effective Yield*:	18.55%
		Estimated return*:	12.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Dec-1994	Debt/Income ratio:	13%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 7	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	61	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$10,090	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	62%
		Homeownership:	Yes
Screen name:	wooster	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 3	On-time:	25 ( 100% )	700-719 (Latest)
Principal borrowed:	$10,050.00	< 31 days late:	0 ( 0% )	640-659 (Oct-2010) 640-659 (Feb-2010) 640-659 (Nov-2009) 740-759 (Sep-2008)
Principal balance:	$0.02	31+ days late:	0 ( 0% )
Total payments billed:	25
Description
Credit Card Payoff Once and for all
Thanks for looking at my listing. I want to thank everyone in the Prosper community for everything we have done together over the last few years. My credit score his climbed to over 700. I have always paid with the ACH feature and Im always on time. Thanks!!

I made a listing for 15,000 but withdrew that one. I thought about it over the weekend to borrow less.

This loan will be used to pay off my last few credit cards that are 25% interest. I will save money on interest. It will be nice to know that when I pay off this loan I will be debt free (other than my home.)

I am a good candidate for this loan because I have been on my job for 12 years. I make pretty good money. I have already paid off several accounts. This will be my 4th Prosper loan.

Monthly net income: $4950
Housing: $905
Car expenses: $0 (Company Car)
Utilities: $325
Phone, cable, internet: $95
Food, entertainment: $655
Clothing, household expenses: $150
Credit cards and other loans: $522
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506911
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$4,900	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$282.00

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-2001	Debt/Income ratio:	14%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 6	Length of status:	3y 8m
Amount delinquent:	$0	Total credit lines:	16	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,970	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	88%
		Homeownership:	No
Screen name:	persistent-velocity2	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deposit Towards First Home Purchase
Purpose of loan:
This loan will be used towards the remaining deposit on purchasing our first home and welcoming of our first baby.

My financial situation:
I am a good candidate for this loan because I have a steady income as a Marketing Manager. My gross monthly income is $4,000 and my husband is about $7000. I am co-borrowing with my fiance who is a System Engineer.

Net Monthly Expenses with husband: $4500
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506919
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Nov-1985	Debt/Income ratio:	14%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	6	Current / open credit lines:	0 / 0	Length of status:	1y 8m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Administrative Assi...
Public records last 12m / 10y:	1/ 2	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	worldly-reward327	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
louie bird 1
Purpose of loan:
This loan will be used to...repair auto

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506949
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,500	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$108.87

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jul-2010	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	1y 0m
Amount delinquent:	$0	Total credit lines:	2	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$52	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	truth-orbiter	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fund my Internet Marketing Business
Purpose of loan:
This loan will be used to pay for initial tools I'll be using so I can become independent on getting clients. These can automate most of the time-consuming tasks on SEO. Thus, giving me more time to serve more direct clients. Some of the amount will also be used to pay a contract worker.

My financial situation:
I'm a good candidate for this loan because I plan to increase my rate per hour to $35 or more. With the tools, my assistant, and my skills, I'll be able to provide better service. I'm a self-taught internet marketer and developer who started accepting small projects and assist SEO businesses with low pay to build my portfolio. I'm now in the position to be independent.

Monthly net income: $800
Monthly expenses: $350
Housing: $0
Insurance: $0
Car expenses: $0
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $50
Clothing, household expenses: $50
Credit cards and other loans: $60
Other expenses: $200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506955
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	B	Listing Duration:	14 days
Minimum Amount to Fund:	$5,600	Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$277.28

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2003	Debt/Income ratio:	7%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	8	Occupation:	Laborer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,945	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	90%
		Homeownership:	No
Screen name:	nickel-freshmaker3	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Deb consolidation
Purpose of loan:
This loan will be used to consolidate all the debts to one loan and lower the interest rate

My financial situation:
I am a good candidate for this loan because I have been with the same company for over 6 years. I take my debts very seriously and always pay on time.

Monthly net income: $ 3300
Monthly expenses: $ 500
Housing: $ 700
Insurance: $ 150
Car expenses: $ no car payment gas $200
Utilities: $ 150
Phone, cable, internet: $ 150
Food, entertainment: $ 500
Clothing, household expenses: $ 150
Credit cards and other loans: $ 8000
Other expenses: $ 100 pet
Total: $ 2600

As you can see my I only need to spend $2600 to cover all my expenses so I still have $700 left to cover my prosper loan and take care of emergency if it does come up
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506973
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$20,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$14,000	Estimated loss*:	3.80%
Term:	60 months

Lender yield:	12.40%	Borrower rate/APR:	13.40% / 14.77%	Monthly payment:	$459.17

Lender servicing fee:	1.00%	Effective Yield*:	12.36%
		Estimated return*:	8.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Oct-1972	Debt/Income ratio:	47%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	18y 8m
Amount delinquent:	$0	Total credit lines:	33	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,356	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	17%
		Homeownership:	No
Screen name:	loot-pudding	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan:
This loan will be used to reduce credit card debt into one monthly payment and reduce the higher interest rates on a few credit cards.

My financial situation:
I am a good candidate for this loan because I pay my monthly bills on time all the time, I have excellent credit and not only have my monthly income but also my husbands to pay this loan off in the 5 year pay off I am requesting. My credit will show you I am a good candidate because my score is in the upper 700's and any report will also indicate I have more than 80% of available credit. Thank you for interest in investing in me.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506979
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,750.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,750	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$119.76

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-2005	Debt/Income ratio:	37%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	16 / 11	Length of status:	2y 9m
Amount delinquent:	$48	Total credit lines:	21	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$5,472	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	101%
		Homeownership:	No
Screen name:	blue-unrelenting-euro	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Bye-Bye Mastercard
Purpose of loan: Paying off Mastercard

My financial situation:
In addition to my full time job, I also take in extra income from my graphic design business which is starting to take off. The purpose of this loan is to rid myself of the balance on my mastercard and begin the process of becoming debt free. I am currently applying my extra income to my credit card balances and plan on becoming debt free. This loan will help me achieve my goal of having no debt in 3 years.

Monthly net income:
Monthly expenses:
Housing:
Insurance:
Car expenses:
Utilities:
Phone, cable, internet:
Food, entertainment:
Clothing, household expenses:
Credit cards and other loans
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1997	Debt/Income ratio:	25%
Credit score:	660-679 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	2y 7m
Amount delinquent:	$7,923	Total credit lines:	23	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$398	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Bankcard utilization:	84%
		Homeownership:	No
Screen name:	wise-pure-community	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Stinky2564
Purpose of loan: Tummy Tuck
This loan will be used to...Tummy Tuck

My financial situation: Excellent
I am a good candidate for this loan because... I am financially able to make the payment

Monthly net income: $1600.00
Monthly expenses: in all 900.00
Housing: $0.00
Insurance: $200.00
Car expenses: $425.00
Utilities: $0.00
Phone, cable, internet: $200.00
Food, entertainment: $0.00
Clothing, household expenses: $0.00
Credit cards and other loans: $50.00
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506993
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$6,000	Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$241.71

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Feb-1993	Debt/Income ratio:	10%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	2 / 2	Length of status:	0y 11m
Amount delinquent:	$1,372	Total credit lines:	19	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$184	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	16	Bankcard utilization:	61%
		Homeownership:	No
Screen name:	advocator693	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
AUTO LOAN for GOOD Borrower.
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I do have some issues on my credit report that are inaccurate and I am working on having them removed. I also am fortunate to be employed full time and living with family, free from rent and utility obligations. I have strong family ties and my situation should not change. I have told Credit card debt of less than 300.00 total and minimal monthly obligations. I do, however, need a newer vehicle as mine is now 15 years old and unreliable.

Monthly net income: $ 2500.00
Monthly expenses: $
Housing: $
Insurance: $ 100.00
Car expenses: $
Utilities: $
Phone, cable, internet: $ 50.00
Food, entertainment: $ 100.00
Clothing, household expenses: $ 100.00
Credit cards and other loans: $ 20.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 506997
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2005	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	9 / 6	Length of status:	2y 1m
Amount delinquent:	$1,798	Total credit lines:	39	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	social-hyperdrive	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Loan Pay Off
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...
I pay my things on time i just need a way to pay off my loans to be free of the payments and so i wont be coming up short on money. I would appreciate the loan it would mean alot to me to get back on my feet once again

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $4000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507011
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,600.00	Prosper Rating:	E	Listing Duration:	14 days
Minimum Amount to Fund:	$6,600	Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$276.54

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Mar-1999	Debt/Income ratio:	34%
Credit score:	620-639 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	4	Current / open credit lines:	6 / 5	Length of status:	7y 0m
Amount delinquent:	$3,433	Total credit lines:	17	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$75	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Bankcard utilization:	25%
		Homeownership:	No
Screen name:	waflhtirider	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	36 ( 100% )	620-639 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	640-659 (May-2008) 660-679 (Jul-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	36
Description
2nd Prosper Loan please.
Housing: $500.00Purpose of loan:
This loan will be used to pay down my cc debt

Monthly net income: $3600.00
Housing: 550.00
Insurance: $200.
Car expenses: $750.0
Utilities: $100.0
Phone, cable, internet: $250.0
F
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507041
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
Minimum Amount to Fund:	$10,500	Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Mar-1993	Debt/Income ratio:	50%
Credit score:	820-839 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	2y 4m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$30,322	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	30%
		Homeownership:	Yes
Screen name:	vigorous-order0	Borrower's state:	Kansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation.
Purpose of loan:
This loan will be used to pay off credit cards.

My financial situation: I am the Administrator for one of the largest healthcare clinics in my area. I have a stable salary of $95,000 a year and am married to a physician. I am taking out this loan to pay off credit cards with high interest rates that were used during his residency.

Monthly net income: $7307.70
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507047
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Jun-1994	Debt/Income ratio:	45%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	20 / 11	Length of status:	19y 7m
Amount delinquent:	$46	Total credit lines:	53	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,034	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	p2p-achievement	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Listing title
Purpose of loan:
This loan will be used to..Pay some bills

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $3000
Monthly expenses: $
Housing: $1.430
Insurance: $
Car expenses: $599, 597
Utilities: $200
Phone, cable, internet: $0
Food, entertainment: $90
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 507089
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	A	Listing Duration:	14 days
Minimum Amount to Fund:	$2,800	Estimated loss*:	3.80%
Term:	36 months

Lender yield:	9.40%	Borrower rate/APR:	10.40% / 12.51%	Monthly payment:	$129.82

Lender servicing fee:	1.00%	Effective Yield*:	9.37%
		Estimated return*:	5.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1992	Debt/Income ratio:	19%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	9 / 7	Length of status:	9y 9m
Amount delinquent:	$0	Total credit lines:	25	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$615	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	14	Bankcard utilization:	23%
		Homeownership:	No
Screen name:	Paiden-Futures	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Expansion
Purpose of loan:
This loan will be used to...expand my current business of Paiden Futures (www.paidenfutures.com) with the help of marketing including direct mail, email, cold calling.

My financial situation:
I am a good candidate for this loan because...My overhead is extremely low, my credit will show you that I am a good risk and a hard worker. I have been with Cleveland Schools for about 10 years. Paiden Futures is my new business. I am a go getter and have aligned myself with professionals in the business so my business will flourish. Hard work, and dedication are words that I follow in all of my day to day activities.
Information in the Description is not verified.